UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

OMEGA FLEX, INC.

(Exact name of registrant as specified in charter)

Pennsylvania

000-51372

23-1948942

(State or other

(Commission

(I.R.S. Employer

 jurisdiction of

 File Number)

 Identification No.)

incorporation)

451 Creamery Way,

Exton, Pennsylvania, 19341

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (610) 524-7272

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

    (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

    (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS - This report and the exhibit or exhibits attached hereto, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to management’s good faith expectations and beliefs, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.  Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company.  There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

ITEM 8.01. OTHER EVENTS

On May 9, 2013, John E. Reed, chairman of the board of directors of Omega Flex, Inc., passed away peacefully in his sleep.  Mr. Reed was 97 years old.  On May 10, 2013, Omega Flex, Inc. issued a press release, attached hereto as Exhibit 99.1, in tribute to Mr. Reed.

Mr. Edward J. Trainor, vice chairman of the Board, will assume the duties of chairman until a replacement is named.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(a)

none

(b)

none

(c)

none

(d)

Exhibit 99.1 – Press Release dated May 10, 2013

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OMEGA FLEX, INC.

(Registrant)

Date: May 10, 2013

By: /s/ Paul J. Kane

Paul J. Kane

Vice President – Finance

(Principal Financial Officer)

Exhibit 99.1

OMEGA FLEX, INC.

Manufacturer of flexible metal hose and gas piping products

Middletown CT	Contact: Kevin R. Hoben
May, 10, 2013	(860) 704-6820

PRESS RELEASE

Omega Flex, Inc. (Nasdaq: OFLX) announced that John E. Reed, chairman of the board of directors of Omega Flex, Inc., passed away peacefully in his sleep yesterday at his home. Mr. Reed was 97 years old.

Mr. Kevin Hoben, President & CEO, stated “Our Chairman, John E. Reed, passed peacefully in his sleep last evening.  As you all know, our Chairman was the driving force behind the acquisition of Omega Flex and the development of TracPipe®.  His faith and belief in Omega Flex and its people were profound and his support, both financially and advisory, was unwavering.  His commitment to the development of our business was responsible for Omega Flex’s very early on and sustained success.”

Mr. Edward J. Trainor, vice chairman of the Board, will assume the duties of chairman until a replacement is named. As disclosed in the most recent proxy statement issued to the shareholders dated April 25, 2013, Mr. Reed beneficially owned 32.6% of the total issued and outstanding shares of Omega Flex, Inc. common stock.  The Company has no further information on the disposition of those shares following his passing.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS – This news release contains forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of Omega Flex to control.  Certain statements in this news release constitute forward-looking statements with the meaning of the Private Securities Litigation Reform act of 1995, that are not historical facts, but rather reflect Omega Flex’s current expectations concerning future results and events.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Omega Flex (or entities in which Omega Flex has interests) or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s view only as of the date of this news release.  Omega Flex undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.